                                                                    EXHIBIT 10.4

                    FOURTH AMENDMENT TO AMENDED AND RESTATED
                         SENIOR SECURED CREDIT AGREEMENT


         This Fourth Amendment (this "Amendment") to the Amended and Restated Senior Secured Credit Agreement referenced below is entered into as of December 19, 2003, among Metris Companies Inc., a Delaware corporation (the "Borrower"), the lenders signatory hereto (the "Required Lenders"), and Deutsche Bank Trust Company Americas, as administrative agent and collateral agent for the Lenders (in such capacities, the "Agent").

                                    RECITALS:

         WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Collateral Agent are parties to the Amended and Restated Senior Secured Credit Agreement, dated as of June 18, 2003, as amended by the First Amendment to the Amended and Restated Senior Secured Credit Agreement, dated as of July 29, 2003, by the Second Amendment to the Amended and Restated Senior Secured Credit Agreement, dated as of September 30, 2003, and by the Third Amendment to the Amended and Restated Senior Secured Credit Agreement (the "Third Amendment"), dated as of November 19, 2003 (as so amended, the "Credit Agreement") providing for the extension of credit to Borrower in the form of a term loan in the original principal amount of $125,000,000;

         WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended and waived, and the Required Lenders have agreed to such amendments and waiver, all on the terms and subject to the conditions set forth in this Amendment;

         NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Amendments to the Credit Agreement.

                  a. Section 5.04(b) of the Credit Agreement (as heretofore amended by the Third Amendment) is hereby amended by changing the date of "December 19, 2003" as it appears therein, to "January 5, 2004."

                  b. Clause (s) of Article VII of the Credit Agreement (as added by the Third Amendment) is hereby amended by changing the date of "December 19, 2003" therein to "January 5, 2004."

         2. This Amendment shall be effective upon receipt by the Administrative Agent (for the benefit of each Lender that has executed this Amendment) of an amendment fee of Five Hundred Thousand Dollars ($500,000) from the Borrower. Such amendment fee shall be distributed to each Lender that has executed this Amendment, pro rata based on the outstanding principal balance of its loan.

         3. All capitalized terms used herein, unless otherwise defined herein, have the same meanings provided herein or in the Credit Agreement.


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         4. This Amendment is limited precisely as written and shall not be deemed to (a) be a consent to a waiver or any other term or condition of the Credit Agreement, the other Loan Documents or any of the documents referred to therein or executed in connection therewith or (b) prejudice any right or rights the Lenders may now have or may have in the future under or in connection with the Credit Agreement, the other Loan Documents or any documents referred to therein or executed in connection therewith. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to mean the Credit Agreement, as the case may be, as modified by this Amendment.

         5. This Amendment is a document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered or applied in accordance with the terms and provisions thereof.

         6. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. The parties may execute facsimile copies of this Amendment and the facsimile signature of any such party shall be deemed an original and fully binding on said party.

         7. This Amendment shall be governed and construed in accordance with the applicable terms and provisions of Section 9.07 (Applicable Law) of the Credit Agreement, which terms and provisions are incorporated herein by reference.

         8. Except as hereby amended, no other term, condition or provision of the Credit Agreement shall be deemed modified or amended, and this Amendment shall not be considered a novation.

         9. The Required Lenders hereby direct and instruct the Administrative Agent and Collateral Agent, as applicable, to execute this Amendment.

         10. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.



      [Remainder of Page Intentionally Left Blank. Signature Pages Follow.]




                                       2
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         IN WITNESS WHEREOF, the Borrower, the Required Lenders, the
Administrative Agent and the Collateral Agent have caused this Fourth Amendment to the Amended and Restated Credit Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

                                    METRIS COMPANIES INC., as Borrower


                                    By:
                                        ----------------------------------
                                    Name:
                                    Title:















              [Signature Pages to Fourth Amendment to Amended and
                   Restated Senior Secured Credit Agreement]

                                        DEUTSCHE BANK TRUST COMPANY AMERICAS, as
                                        Collateral Agent for the Lenders,
                                        Secured Party and Securities
                                        Intermediary


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        DEUTSCHE BANK TRUST COMPANY AMERICAS, as
                                        Administrative Agent for the Lenders


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


              [Signature Pages to Fourth Amendment to Amended and
                   Restated Senior Secured Credit Agreement]

                                        HIGH YIELD PORTFOLIO, a series of Income
                                        Trust, as Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        AXP VARIABLE PORTFOLIO - HIGH YIELD BOND
                                        FUND, a series of AXP Variable Portfolio
                                        Income Series, Inc., as Lender

                                        (F/K/A AXP VARIABLE PORTFOLIO - EXTRA
                                        INCOME FUND, a series of AXP Variable
                                        Portfolio Income Series, Inc.)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

              [Signature Pages to Fourth Amendment to Amended and
                   Restated Senior Secured Credit Agreement]

                                        DK ACQUISITION PARTNERS, L.P., as Lender

                                        By: M.H. Davidson & Co., its General
                                            Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


              [Signature Pages to Fourth Amendment to Amended and
                   Restated Senior Secured Credit Agreement]

                                        PERRY PRINCIPALS INVESTMENTS, L.L.C., as
                                        Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


              [Signature Pages to Fourth Amendment to Amended and
                   Restated Senior Secured Credit Agreement]

                                        THE VARDE FUND V, L.P., a Delaware
                                        limited partnership

                                        By: The Varde Fund V, G.P. LLC, a
                                        Delaware limited liability company, its
                                        General Partner

                                        By: Varde Partners, L.P., a Delaware
                                        limited partnership, its Managing Member

                                        By: Varde Partners, Inc., a Delaware
                                        corporation, its General Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


              [Signature Pages to Fourth Amendment to Amended and
                   Restated Senior Secured Credit Agreement]

                                        YORK CAPITAL MANAGEMENT, L.P., as Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

              [Signature Pages to Fourth Amendment to Amended and
                   Restated Senior Secured Credit Agreement]

                                        KZM SOLEIL-2 LLC, as Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------



                                        GALAXY 1999-1, LTD., as Lender

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------



                                        SUNAMERICA LIFE INSURANCE COMPANY, as
                                        Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

              [Signature Pages to Fourth Amendment to Amended and
                   Restated Senior Secured Credit Agreement]

                                        SATELLITE SENIOR INCOME FUND, LLC, as
                                        Lender

                                        By: Satellite Asset Management, L.P.
                                        Its Investment Manager

                                        -------------------------------------
                                        Name: Brian S. Kriftcher
                                        Title: Chief Operating Officer &
                                        Principal

              [Signature Pages to Fourth Amendment to Amended and
                   Restated Senior Secured Credit Agreement]

                                        Spiret IV Loan Trust 2003-A

                                        By: WILMINGTON TRUST COMPANY, not in Its
                                        individual capacity but solely as
                                        trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------



              [Signature Pages to Fourth Amendment to Amended and
                   Restated Senior Secured Credit Agreement]